SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 6, 2007

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________________

Item 2.02       Results of Operations and Financial Condition.

The slide presentations attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, will be presented at Principal Financial Group, Inc.’s Investor Day Conference on December 6, 2007 and may be used by the Company in various other presentations to investors. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01	Regulation FD Disclosure

The slide presentations attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, will be presented at Principal Financial Group, Inc.’s Investor Day Conference on December 6, 2007 and may be used by the Company in various other presentations to investors. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1

Slide presentations presented at Principal Financial Group, Inc.’s Investor Day Conference on December 6, 2007. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Exhibit 99.2

Additional slide concerning 2008 guidance presented at Principal Financial Group, Inc.’s Investor Day Conference on December 6, 2007. The slide is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Tom Graf____________________
Name:	Tom Graf
Title:	Senior Vice President – Investor Relations

Date:	December 6, 2007

EXHIBIT INDEX

EXHIBIT

NUMBER_____________________________EXHIBIT________________________________

99.1	Slide presentations presented at Principal Financial Group, Inc.’s Investor Day

Conference on December 6, 2007

99.2	Additional slide concerning 2008 guidance presented at Principal Financial Group, Inc.’s Investor Day Conference on December 6, 2007